Exhibit 10.2

AMENDMENT NO. 7 TO GUARANTEE AGREEMENT

AMENDMENT NO. 7 TO GUARANTEE AGREEMENT, dated as of September 20, 2024 (this “Amendment”), by and between WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”) and KKR REAL ESTATE FINANCE HOLDINGS L.P., a Delaware limited partnership (“Guarantor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, (i) Seller and Buyer are parties to that certain Amended and Restated Master Repurchase and Securities Contract, dated as of April 7, 2017 (as amended by Amendment No. 1 to Amended and Restated Master Repurchase and Securities Contract, dated as of September 20, 2017, as further amended by Amendment No. 2 to Amended and Restated Master Repurchase and Securities Contract, dated as of November 28, 2018, as further amended by Letter Agreement, dated as of March 27, 2019, as further amended by Letter Agreement, dated as of December 2, 2019, as further amended by Amendment No. 3 to Amended and Restated Master Repurchase and Securities Contract, dated as of September 23, 2021, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”), and (ii) Guarantor executed and delivered to Buyer the Guarantee Agreement dated as of October 21, 2015 (as amended pursuant to Amendment No. 2 to Master Repurchase and Securities Contract, Guarantee Agreement, Servicing Agreement and Custodial Agreement, dated as of September 9, 2016, as amended pursuant to Amendment No. 3 to Guarantee Agreement, dated as of April 7, 2017, as amended pursuant to Amendment No. 4 to Guarantee Agreement, dated as of December 28, 2018, as amended pursuant to Amendment No. 5 to Guarantee Agreement, dated as of June 30, 2021, as amended pursuant to Amendment No. 6 to Guarantee Agreement, dated as of September 26, 2023, as further amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Guarantee Agreement”).

Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Guarantor hereby agree as follows:

SECTION 1. Guarantee Agreement Amendment.

(a)          The following definitions are hereby added to Section 1 of the Guarantee Agreement in the proper alphabetical order:

“Alternate Covenant Period” means the period from and after September 20, 2024 to and including the earlier of (i) June 30, 2025 and (ii) the day immediately preceding the date on which the Seller has delivered a Financial Covenant Election to Buyer.

“Financial Covenant Election” means an election by Seller, by written notice to Buyer, to end the Alternate Covenant Period.

(b)          Section 9(a) of the Guarantee Agreement is hereby amended and restated in its entirety to read as follows:

“(a) permit the ratio of (A) all amounts set forth on an income statement of Guarantor and its consolidated Subsidiaries prepared in accordance with GAAP for interest income (excluding deferred interest and the amortized portion of any upfront fees) for the period of four (4) consecutive fiscal quarters ended on or most recently prior to such date of determination to (B) the Interest Expense of Guarantor and its consolidated Subsidiaries to be less than (x) for any such period that ended during the Alternate Covenant Period, 1.30 to 1.00 and (y) for any such period that ended following the Alternate Covenant Period, 1.40 to 1.00, in each case, as determined as soon as practicable after the end of such period, but in no event later than forty-five (45) days after the last day of such period;”

SECTION 2. Conditions Precedent. This Amendment and its provisions shall become effective on the first date on which this Amendment is executed and delivered by a duly authorized officer of each of Buyer and Guarantor (the “Amendment Effective Date”).

SECTION 3. Representations, Warranties and Covenants. Guarantor hereby represents and warrants to Buyer, as of the date hereof and as of the Amendment Effective Date, that (i) it is in full compliance with all of the terms and provisions set forth in the Guarantee Agreement on its part to be observed or performed, and (ii) no default or event of default thereunder has occurred or is continuing. Guarantor hereby confirms and reaffirms the representations, warranties and covenants contained in the Guarantee Agreement.

SECTION 4. Acknowledgements of Guarantor. Guarantor hereby acknowledges that Buyer is in compliance with its undertakings and obligations under the Guarantee Agreement and the other Repurchase Documents.

SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Guarantee Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the Amendment Effective Date (w) each reference therein and herein to the “Guarantee Agreement” shall be deemed to include, in any event, this Amendment, (x) each reference therein and herein to the “Repurchase Documents” shall be deemed to include, in any event, this Amendment and (y) each reference in the Guarantee Agreement to “this Agreement”, “this Guarantee Agreement”, “the Guarantee”, “hereof”, “herein” or words of similar effect in referring to the Guarantee Agreement shall be deemed to be references to the Guarantee Agreement, as amended by this Amendment.

SECTION 6. No Novation, Effect of Agreement. Guarantor and Buyer have entered into this Amendment solely to amend the terms of the Guarantee Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller, Pledgor or Guarantor (the “Repurchase Parties”) under or in connection with the Guarantee Agreement, the Repurchase Agreement, the Fee and Pricing Letter, the Pledge Agreement or any of the other Repurchase Documents to which any Repurchase Party is a party. It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the Repurchase Obligations of the Repurchase Parties under the Repurchase Agreement and the Pledge Agreement are preserved, (ii) the liens and security interests granted under the Repurchase Agreement and the Pledge Agreement continue in full force and effect, and (iii) any reference to the Guarantee Agreement in any such Repurchase Document shall be deemed to also reference this Amendment.

SECTION 7. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 8. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

GUARANTOR:

KKR REAL ESTATE FINANCE HOLDINGS L.P.,
a Delaware limited partnership

By:	KKR REAL ESTATE FINANCE TRUST INC.,
its general partner

By:	/s/ Patrick Mattson
Name: Patrick Mattson
Title: Authorized Signatory

WF/KKR Repo - Amendment No. 7 to Guarantee Agreement

BUYER:

WELLS FARGO BANK, N.A.,
a national banking association

By:	/s/ Allen Lewis
Name:Allen Lewis
Title: Managing Director

WF/KKR Repo - Amendment No. 7 to Guarantee Agreement